Exhibit 10.2

THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR EXEMPT FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS.

COMPANY SHALL REGISTER THIS INSTRUMENT AND ALL OTHER SIMILAR INSTRUMENTS ISSUED BY COMPANY, INCLUDING THE PRINCIPAL AND INTEREST PAYABLE HEREUNDER, ON COMPANY’S BOOKS CONCURRENTLY WITH THE ISSUANCE OF THIS INSTRUMENT. THIS INSTRUMENT MAY BE TRANSFERRED ONLY BY THE HOLDER SURRENDERING IT AND RECEIVING IN RETURN A NEW INSTRUMENT IN THE NAME OF THE TRANSFEREE. TRANSFER OF THIS NOTE AT ANY TIME BY ANY MEANS OTHER THAN AS DESCRIBED IN THIS PARAGRAPH IS VOID.

IDENTIV, INC.

SUBORDINATED UNSECURED PROMISSORY NOTE

$[•]                                                                                                                                                                                                       [•], 2018

[City], California

1. Principal and Interest.

1.1 Identiv, Inc., a Delaware corporation (the “Company”), for value received, hereby promises to pay to the order of [•] (the “Holder”) the amount of $[•]. This Subordinated Unsecured Promissory Note (the “Note”) shall bear simple interest at the rate of 3% per annum from the date of issuance until repayment of the Note. Interest on this Note shall be computed on the basis of a 365 day year and actual days elapsed. This Note is being issued in connection with the Merger Agreement by and among the Company and 3VR Security, Inc., a California corporation, and other parties thereto, dated as of February [•], 2018, as it may be amended from time to time (the “Merger Agreement”) and all other Subordinated Unsecured Promissory Notes issued in connection with the Merger Agreement shall be referred to collectively as the “Other Notes”.

1.2 The outstanding principal amount of and all accrued but unpaid interest on this Note shall be due and payable on the one-year anniversary of the date of this Note (the “Maturity Date”). All payments of interest and principal shall be made in lawful money of the United States of America by cashier’s check, certified check or by wire transfer of immediately available funds to the Holder’s account at a bank specified by the Holder in writing to the Company. The Company agrees to pay all costs and expenses, including reasonable attorneys’ fees, incurred by the Holder in any action brought to enforce the terms of this Note.

1.3 Upon repayment in full of this Note as provided herein, this Note shall be terminated and surrendered to the Company for cancellation.

2. Payment.

2.1 Prepayment. This Note may be prepaid by the Company at any time.

2.2 Acceleration of Repayment. 100% of the outstanding principal amount of, and all accrued but unpaid interest on, this Note, shall become due and payable immediately:

(a) Within thirty (30) days of the date the Company consummates the sale of shares of its capital stock to investors in a financing or series of financings with total proceeds to the Company of at least $10,000,000.

(b) If there shall be any Event of Default. The occurrence of any one or more of the following shall constitute an “Event of Default”: (i) the Company fails to pay timely any of the principal amount of or any accrued interest or other amounts due under this Note on the date the same become due and payable; (ii) any representation or warranty made or deemed made by the Company herein is incorrect in any material respect as of the date which such representation or warranty was made; (iii) the Company fails to observe or perform any material covenant, condition or agreement contained in this Note; (iv) the Company files or otherwise commences any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, seeks appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or (v) an involuntary petition or action is filed or otherwise commenced against the Company (unless such petition is dismissed or discharged within one hundred and twenty (120) days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company.

(c) In the event that a Change of Control (as defined below) is consummated prior to the Maturity Date or repayment in full of this Note. For the purposes of this Note, “Change of Control” shall mean (i) a liquidation, dissolution or winding up of the Company, (ii) an acquisition of the Company by another person or entity by means of any transaction or series of related transactions to which the Company is a party (including, without limitation, a merger, consolidation or other corporate reorganization), other than an acquisition in which the shares of capital stock held by stockholders of the Company immediately prior to such acquisition continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately after such acquisition and by virtue of the acquisition, a majority of the total outstanding voting power of the surviving or acquiring person or entity; (iii) a sale, lease, exclusive license (unless granted in the ordinary course of business) or other disposition of all or substantially all of the assets of the Company, except where such sale, lease, exclusive license or other disposition is to a wholly owned subsidiary of the Company; or (iv) a transaction or series of related transactions to which the Company is a party (whether by merger, consolidation, stock acquisition or otherwise) in which a majority of the total outstanding voting power of the Company is transferred. Notwithstanding the foregoing sentence, a transaction shall not constitute a Change of Control if the primary purpose is to change the jurisdiction of the Company’s incorporation, create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, or engage in a bona fide equity financing transaction.

3. Subordination. The indebtedness represented by this Note is hereby expressly subordinated in right of payment to the prior payment in full of all of the Company’s existing and future secured indebtedness to banks, insurance companies, lease financing institutions or other lending institutions (other than small business investment companies or venture capital firms) regularly engaged in the business of lending money (“Senior Indebtedness”). The Holder agrees to execute a subordination agreement in customary form and substance with such entities as reasonably requested by the Company in respect of the subordination agreed to by the Holder under this Section 3; provided, however, so long as there is no event of default under any binding agreements governing such Senior Indebtedness, the Holder shall not be restricted from receiving, and the Company shall not be restricted from paying, scheduled payments to the Holder in accordance with this Note.

4. Representations, Warranties and Covenants.

4.1 The Company hereby represents and warrants to the Holder that:

(a) The Company has all requisite corporate power and authority to enter into this Note and to consummate the transactions contemplated hereby. The execution and delivery of this Note and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Company. This Note has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject only to the effect, if any, of (i) applicable bankruptcy and other similar laws affecting the rights of creditors generally and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies; and

(b) the execution and delivery by the Company of this Note and the performance and consummation of the transactions contemplated hereby, including payments to the Holder in accordance with this Note, do not violate any provision of, or result in the breach or the acceleration of, or entitle any other person to accelerate (whether after the giving of notice or lapse of time or both), (i) any provision of the organizational documents of the Company, as amended to date, (ii) violate any material law or order applicable to the Company or by which any of its properties or assets may be bound; or (iii) any material mortgage, indenture, agreement, instrument or contract, to which the Company is a party or by which it is bound (including any Senior Indebtedness).

4.2 Subject to any subordination agreement that may from time to time be entered into between the Holder and a holder of Senior Indebtedness, the Company shall not, directly or indirectly enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of the Company to pay scheduled payments to the Holder in accordance with this Note.

5. Assignment. The Company may not assign or transfer this Note or any of its rights hereunder without the prior written consent of the Holder. Subject to the restrictions on transfer described in Section 7 hereof, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. Effective upon any such assignment, any party to whom such rights, interests and obligations were assigned by the Holder shall have all of the Holder’s rights, interests and obligations hereunder as if such party were the original Holder of this Note.

6. Amendments and Waivers. Any term of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) by the written agreement of the Holder and the Company. Unless the Holder and the Company expressly agree in writing, any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

7. Transfer of this Note. Subject to compliance with applicable federal and state securities laws, the Holder may transfer this Note by delivering to the Company notice and a brief description of the proposed transfer along with any investment representation letter and legal opinion that may be requested by the Company. This Note so transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with federal and state securities laws, unless the Company determines that such legend is not required in order to ensure compliance with such federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

8. Notices. Unless otherwise provided, any notice required or permitted under this Note shall be given in writing, addressed (a) if to a Holder, as indicated on the signature page hereto, or at such other address as such Holder shall have furnished to the Company in writing at least five (5) days prior to any notice to be given hereunder, or (b) if to the Company, at its principal office located at [•], Attention: Chief Executive Officer, or at such other address as the Company shall furnish to each Holder in writing at least five (5) days prior to any notice to be given hereunder. All such notices and other written communications shall be deemed effectively given upon personal delivery to the party to be notified (or upon the date of attempted delivery where delivery is refused) or, if sent by facsimile, upon receipt of appropriate written confirmation of receipt, or five (5) days after deposit with the United States Postal Service, by registered or certified mail, or one (1) day after deposit with next day air courier, with postage and fees prepaid and addressed to the party entitled to such notice, or, if sent by electronic mail, when directed to any electronic mail address set forth on the signature page hereto.

9. No Stockholder Rights. This Note shall not confer upon the Holder any rights as a stockholder of the Company, including, without limitation, the right to vote, consent or receive notice as a stockholder in respect of actions or meetings of stockholders, or the right to receive dividends, until this Note has been converted.

10. Governing Law; Venue. This Note shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within such state. With respect to any disputes arising out of or related to this Note, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in Santa Clara County in the State of California (or in the event of exclusive federal jurisdiction, the courts of the Northern District of California).

11. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note, the Company shall issue and deliver, in lieu of this Note, a new Note which shall carry the same rights to interest carried by this Note, stating that such new Note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation.

12. Usury. This Note is hereby expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to the Holder hereunder exceed that permissible under applicable law. If at any time the performance of any provision of this Note involves a payment exceeding the limit that may be validly charged under applicable law, then the obligation to be performed shall be automatically reduced to such limit.

13. Issue Date. The provisions of this Note shall be construed and shall be given effect in all respects as if this Note had been issued and delivered by the Company on the earlier of the date hereof or the date of issuance of any Note for which this Note is issued in replacement.

14. Titles and Subtitles. The titles and subtitles used herein are used for convenience only and are not to be considered in construing or interpreting this Note.

15. Waiver of Notice; Delays; Cumulative Remedies. The Company hereby waives demand for payment, presentment for payment, protest, notice of payment, notice of dishonor, notice of nonpayment, notice of acceleration of maturity and diligence in taking any action to collect sums owing hereunder. No delay by the Holder in exercising any power or right hereunder shall operate as a waiver of any power or right. No failure to exercise and no delay in exercising on the part of the Holder, of any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

16. Severability. If any provision of this Note is held to be illegal or unenforceable under applicable law, such provision shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

17.	Pari Passu Notes. The Company and the Holder acknowledge and agree that the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects to the Other Notes.

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IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first above written.

Identiv, Inc.

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Agreed to and accepted:

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